                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)           October 10, 2001
                                                                ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

      Laws of the United States                      33-99362                            51-0269396
      -------------------------                      --------                            ----------
   (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification
    incorporation or organization)                                                         Number)



201 North Walnut Street, Wilmington, Delaware                                               19801
---------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                 (Zip Code)


                          302/594-4000
-------------------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
---------------------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

         First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

         Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of September 1 through September 30, 2001 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

             Original Principal  Original Principal          Pooling and
                  Amount              Amount            Servicing Supplement     Interest    Interest      Principal
   Series       (Class A)            (Class B)                   Date              Type       Payment       Payment
------------------------------------------------------------------------------------------------------------------------
1994-4             726,450,000          56,550,000     June 1, 1994              Floating       yes           yes
1994-6             750,000,000          58,380,000     July 30, 1994             Floating       yes           yes
1994-8             500,000,000          39,157,000     November 8, 1994          Floating        *            no
1995-2             660,000,000          51,700,000     March 1, 1995             Floating       yes           no
1996-2             600,000,000          54,300,000     June 4, 1996              Floating       yes           no
1996-4             500,000,000          45,180,000     August 6, 1996            Floating       yes           no
1996-6             862,650,000          78,000,000     December 13, 1996         Floating       yes           no
1996-8             400,000,000          36,200,000     December 11, 1996         Floating       yes           no
1997-1             750,000,000          67,770,000     February 4, 1997          Floating       yes           no
1997-2             500,000,000          45,180,000     May 8, 1997               Floating       yes           no
1997-3             500,000,000          45,180,000     June 10, 1997             Floating       yes           no
1997-4             500,000,000          45,180,000     June 10, 1997             Floating       yes           no
1997-5             650,000,000          58,735,000     August 7, 1997            Floating       yes           no
1997-6           1,300,000,000         117,470,000     September 9, 1997           Fixed        yes           no
1997-7             500,000,000          45,180,000     September 9, 1997         Floating       yes           no
1997-8             780,000,000          70,482,000     September 23, 1997        Floating       yes           no
1997-9             500,000,000          45,180,000     October 9, 1997           Floating       yes           no
1998-1             700,000,000          63,253,000     May 21, 1998              Floating       yes           no
1998-4             700,000,000          63,253,000     July 22, 1998             Floating       yes           no
1998-5             650,000,000          58,735,000     August 27, 1998           Floating       yes           no
1998-6             800,000,000          72,289,000     August 27, 1998           Floating       yes           no
1998-8             500,000,000          45,180,000     September 17, 1998        Floating       yes           no
1998-9             650,000,000          44,828,000     December 22, 1998           Fixed        yes           no
1999-1           1,000,000,000          90,361,000     February 24, 1999         Floating       yes           no
1999-2             500,000,000          45,180,000     February 24, 1999         Floating       yes           no
1999-3             700,000,000          54,167,000     May 4, 1999               Floating       yes           no
1999-4             500,000,000          38,691,000     May 26, 1999              Floating       yes           no
2001-1             750,000,000          58,036,000     January 30, 2001          Floating       yes           no
2001-2           1,250,000,000          96,727,000     March 19, 2001            Floating       yes           no
2001-3             630,000,000          48,750,000     March 29, 2001            Floating       yes           no
2001-4             600,000,000          46,428,000     May 16, 2001              Floating       yes           no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

         The 1994-4 Certificates, 1994-6 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts").

Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10,
99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21,
99.22, 99.23, 99.24, 99.25, 99.26, 99.27, 99.28, 99.29, 99.30, 99.31, and 99.32
to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)    Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer



                                            By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                 Name:  Tracie H. Klein
                                                 Title: First Vice President


Date: October 15, 2001
      ----------------